ACKNOWLEDGMENT OF SECURITY INTEREST
AND WAIVER OF LIENS
(Warehouse)

November 15, 2007

Centurion Credit Resources LLC
152 West 57th Street, 54th Floor
New York, New York 10019

Re: Goods Stored At:
8418 NW 66th Street
Miami, Florida

To induce Centurion Credit Resources LLC, a Delaware limited liability company ("Centurion"), to make loans or extend financial accommodations to Pharmatech Direct Corp., a Nevada corporation (either in its own capacity or by action of its parent company Instacare Corp., a Nevada corporation (whether one or more of the foregoing, herein "Owner")) and its affiliates, and in consideration thereof, the undersigned (the "Warehouseman") hereby confirms and agrees that:

1. Receipt of Goods; Notice of Security Interest. The Warehouseman has received, and may from time to time hereafter receive, possession of goods and inventory (the "Goods") from the Owner. The Goods are owned by the Owner. The Warehouseman acknowledges receipt of notice that Centurion has a security interest in the Goods.

2. Waiver of Liens. The Owner has delivered and may in the future deliver the Goods to the Warehouseman solely for storage. The Goods are not for sale by the Warehouseman and will continue to be owned solely and exclusively by the Owner, subject to Centurion's security interest, and the Warehouseman does not and shall not have any interest therein or lien or claim thereon. Without limiting the generality of the foregoing, the Warehouseman specifically waives and releases all present and future liens, claims and charges arising out of any carriage or storage of the Goods provided by the Warehouseman and each and all other security interests, liens, claims and charges now or at any time hereafter available to the Warehouseman with respect to the Goods.

3. Covenant Not to Transfer Interest. The Warehouseman has no right to, and will not, sell, lease or create security interests in or otherwise transfer or encumber any of the Goods.

4. Identification of Goods; Financing Statements. The Warehouseman will assure that the Goods are at all times readily identifiable and will not mix or commingle any Goods with any property of the Warehouseman or any other person. The Warehouseman will assure that the Goods are marked as property of the Owner in any manner reasonably requested by the Owner or by Centurion at any time or from time to time. The Warehouseman hereby authorizes the filing of financing statements under the Uniform Commercial Code describing the Goods, but such financing statements shall not be construed as evidence of an intention that the Warehouseman

any debts, liabilities or obligations of the Owner or for any carriage or storage which the Warehouseman may provide to the Goods.

10. Miscellaneous. This Acknowledgment is binding upon the Warehouseman and the heirs, representatives, successors and assigns of the Warehouseman, and may be enforced, without further act or notice of acceptance, by Centurion and Centurion's participants, successors and assigns. The waivers and agreements made by the Warehouseman herein are intended only for the benefit of Centurion, Centurion's participants, successors and assigns, and shall not alter or impair any rights the Warehouseman may now or hereafter have against the Owner. The agreements herein shall be governed by and construed in accordance with the laws (other than conflict laws) of the State of Florida. Each party consents to the personal jurisdiction of the state and federal courts located in the State of Florida in connection with any controversy related to this Acknowledgment waives any argument that venue in any such forum is not convenient, and agrees that any litigation initiated by any of them in connection with this Acknowledgment may be venued in either the state or federal courts located in Miami-Dade County, Florida. **THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS ACKNOWLEDGMENT.**

M&M CONSULTANTS, INC.

By: ______________________

Name: Leif Jakobsen
Title: President
Mailing Address: 8418 NW 66th Street.
Miami FL 33166

Attention: Leif
Telecopier No.:(305) 463-8007
Telephone No.: (305) 463-0117

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